Exhibit 99.1
NOTICE OF ANNUAL MEETING OF MEMBERS
Monday, September 24, 2007
To our Members:
The 2007 Annual Meeting of Members (the “2007 Annual Meeting”) of Iowa Renewable Energy, LLC (the “Company”) will be held on Monday, September 24, 2007 at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa. Registration for the meeting will begin at 6:00 p.m. The 2007 Annual meeting will commence at approximately 7:00 pm. The purposes of the meeting are to:
•	Elect twelve (12) directors to our Board of Directors;

•	Approve the Amended and Restated Operating Agreement; and

•	Transact such other business as may properly come before the 2007 Annual Meeting or any adjournments thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice. If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (319) 653-2890.
Only members listed on the Company’s records at the close of business on September 3, 2007 are entitled to notice of the Annual Meeting and to vote at the 2007 Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be received by the Company no later than 5:00 p.m. on Friday, September 21, 2007.
All members are cordially invited to attend the 2007 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person. You may fax the enclosed proxy card to the Company at (319) 653-3330 or mail it to us using the enclosed envelope.
By order of the Board of Directors,
Michael Bohannon
Chairman of the Board
Washington, Iowa
September 4, 2007

Iowa Renewable Energy, LLC
Final Election Results
from the Annual Meeting held 9/24/07

	FOR		AGAINST		ABSTAIN
	votes/		votes/		votes/
	units	units %	units	units %	units	units %

PROPOSAL# 1	8,014	90.16%	600	6.75%	275	3.09%

PROPOSAL# 2	8,489	95.50%	125	1.41%	275	3.09%

PROPOSAL# 3	8,334	93.76%	150	1.69%	405	4.55%

PROPOSAL# 4	8,214	92.41%	445	5.01%	230	2.58%

Group 1

Hershberger	8,499	95.61%	125	1.41%	265	2.98%

Horan	8,439	94.94%	225	2.53%	225	2.53%

Heisdorffer	8,424	94.77%	125	1.41%	340	3.82%

Muench	8,084	90.94%	150	1.69%	655	7.37%

Hanshaw	8,449	95.05%	125	1.41%	315	3.54%

Schroeder	8,349	93.93%	150	1.69%	390	4.38%

Group 2

Mauser	8,564	96.34%	150	1.69%	175	1.97%

Bush	8,464	95.22%	225	2.53%	200	2.25%

Gallagher	8,504	95.67%	230	2.59%	155	1.74%

Group 3

Bohannan	8,564	96.34%	175	1.97%	150	1.69%

Cobb	8,374	94.21%	200	2.25%	315	3.54%

Pim	8,354	93.99%	220	2.47%	315	3.54%

IOWA RENEWABLE ENERGY, LLC	Vote by Mail or Facsimile:
2007 Annual Meeting of Members — Monday, September 24, 2007	1) Read the Proxy Statement
For Unit Holders as of September 3, 2007	2) Check the appropriate boxes on the proxy card below
Proxy Solicited on Behalf of the Board of Directors	3) Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to (319) 653-3330. Iowa Renewable Energy must receive this no later than 5:00 p.m. on September 21, 2007 for your vote to count.
PROPOSAL ONE: AMENDMENT #1 OF THE OPERATING AGREEMENT: To Allow Directors to Increase or Reduce the Number of Directors

For	Against	Abstain	PLEASE INDICATE YOUR SELECTION BY
☐	☐	☐	FIRMLY PLACING AN “X” IN THE APPROPRIATE
BOX WITH BLUE OR BLACK INK.
PROPOSAL TWO: AMENDMENT #2 OF THE OPERATING AGREEMENT: To Allow Annual Meetings to be on a Spring Schedule

For	Against	Abstain	PLEASE INDICATE YOUR SELECTION BY
☐	☐	☐	FIRMLY PLACING AN “X” IN THE APPROPRIATE
BOX WITH BLUE OR BLACK INK.
PROPOSAL THREE: AMENDMENT #3 OF THE OPERATING AGREEMENT: To Allow Annual Meetings to be on a Spring Schedule

For	Against	Abstain	PLEASE INDICATE YOUR SELECTION BY
☐	☐	☐	FIRMLY PLACING AN “X” IN THE APPROPRIATE
BOX WITH BLUE OR BLACK INK.
PROPOSAL FOUR: AMENDMENT #4 OF THE OPERATING AGREEMENT: To allow the Offices of Chairman and President to be held by one Person

For	Against	Abstain
☐	☐	☐
ELECTION OF SIX GROUP I DIRECTORS
You may vote for six (6) nominees.

	For	Against	Abstain
Ed Hershberger	☐	☐	☐	PLEASE INDICATE YOUR SELECTION BY
FIRMLY PLACING AN “X” IN THE APPROPRIATE
Bill Horan	☐	☐	☐	BOX WITH BLUE OR BLACK INK.

John Heisdorffer	☐	☐	☐

Mark Muench	☐	☐	☐

Jim Hanshaw	☐	☐	☐

Tom Schroeder	☐	☐	☐
ELECTION OF THREE GROUP II DIRECTORS
You may vote for three (3) nominees.

	For	Against	Abstain
Denny Mauser	☐	☐	☐	PLEASE INDICATE YOUR SELECTION BY
FIRMLY PLACING AN “X” IN THE APPROPRIATE
Warren Bush	☐	☐	☐	BOX WITH BLUE OR BLACK INK.

Dick Gallagher	☐	☐	☐
ELECTION OF THREE GROUP III DIRECTORS
You may vote for three (3) nominees.

	For	Against	Abstain
Mike Bohannan	☐	☐	☐	PLEASE INDICATE YOUR SELECTION BY
FIRMLY PLACING AN “X” IN THE APPROPRIATE
Mark Cobb	☐	☐	☐	BOX WITH BLUE OR BLACK INK.

William Pim	☐	☐	☐
By signing this proxy card, you appoint Mike Bohannon and Richard Gallagher, jointly and severally, each with full power of substitution, as proxies to represent you at the 2007Annual Meeting of the Members to be held on Monday, September 24, 2007, at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa and at adjournment thereof, on any matters coming before the meeting. Please specify your choice by marking the appropriate box for each matter above. The Proxies cannot vote your units unless you sign and return this card. For your proxy card to be valid, it must be received by the Company by 5:00 p.m. on September 21, 2007. This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting. If you do not mark any choices for Group I. Group II or Group Ill directors on the proxy card, then your votes will be deemed abstentions. If you mark fewer than six (6) choices for Group I directors, fewer than three (3) choices for Group If directors, or fewer than three (3) choices for Group III directors, the proxies will vote your units ONLY for the persons you mark as your choices. If you do not mark any choices on the proxy card for an amendment, then the proxies will vote your units FOR the given amendment to the Operating Agreement If you only mark one choice on the proxy card for an amendment, then the proxies will vote your units ONLY for the item you chase. Your units will be included in the determination of whether a quorum is present even if you do not mark any choices on the proxy Card.
You may revoke your proxy by:
•	Voting in person at the 2007 Annual Meeting;

•
Giving personal or written notice of the revocation, which is received by Michael Bohannon, Chairman of the Company’s Board of Directors, at the Company’s offices at 1701 East 7th Street, P.O. Box 2, Washington, Iowa 52353 by 5:00 p.m. on September 21, 2007; or

•	Giving personal or written notice of the revocation to the Company’s Secretary, Richard Gallagher, at the commencement of the 2007 Annual Meeting.

Signature:	Signature:

Date:	Date:

Please sign exactly as your name appears above. Joint owners must both sign. When signing as attorney executor, administrator, trustee or guardian, please note that fact.

2007 Annual Meeting
Monday, September 24, 2007
Knights of Columbus Hall
606 W. 3rd Street
Washington, Iowa
Agenda
Registration of Members
I.	Call to Order; Determination of Quorum

II.	Introduction of Directors and Officers

III.	Statement of Order of Business; Opening of Polls

IV.	Introduction of Proposals

V.	Vote on Proposals One through Five; Closing of Polls

VI.	Adjournment of Formal Business

VII.	Management Report

VIII.	Member Remarks and Questions

IX.	Report of Election Results

X.	Adjournment

Rules of Conduct for the Annual Meeting of
Members of Iowa Renewable Energy, LLC
In fairness to all members attending the Annual Meeting of Iowa Renewable Energy, LLC (the “Company”) and in the interest of an orderly and constructive meeting, the following procedures will apply:
•
The meeting shall be conducted in a manner designed to accomplish the business of the meeting in a prompt and orderly fashion and to be fair and equitable to all members, but it shall not be necessary to follow Roberts’ Rules of Order or any other manual of parliamentary procedure.

•
The business of the meeting will follow the order shown in the Agenda. You need not vote at this meeting if you have already voted by proxy. However, if you wish to change your vote, or if you have not voted, you will be given the opportunity to request a ballot and to vote before the polls are closed.

•
The proposals set forth in the notice of the annual meeting will be presented and discussed. Questions or comments with respect to the proposals, or which may be raised during the general member question and comment period following the voting, should be limited to no more than 3 minutes.

•	No one may address the meeting until recognized by the Chairman.

•
If you wish to speak, please raise your hand. After the Chairman of the Meeting recognizes you, kindly stand, give your name, state whether you are a member or hold the proxy of a member. NOTE: In order to speak at the meeting, you must be either a member of record as of the record date identified in the notice of meeting or must be named in a proxy given by a member of record as of the record date identified in the notice of meeting, and properly filed with the Secretary of the Company prior to the meeting.

•
Members will be recognized on a rotation basis, and their questions or remarks must be relevant to the meeting, pertinent to matters properly before the meeting, and briefly stated within a time limit of three minutes. The meeting is not to be used as a forum to present general economic, political or other views that are not directly related to the matters properly before the meeting. Once you have spoken on a subject, please give other members the opportunity to speak before asking to be recognized for a second time.

•
If you have questions that are not related to the meeting or that are not of concern to the members generally, one of the officers present will discuss the matter with you after the meeting or at some other mutually convenient time.

•	The use of cameras, sound recording equipment, communication devices, or any other similar equipment is prohibited without the written permission of the Company.
See Agenda on the back of this page